EXHIBIT 99.8

                                                               EXECUTION VERSION

                              CONSULTING AGREEMENT

      This Consulting Agreement (this "AGREEMENT"), is entered into as of the 30 day of July, 1999, by and between American Resources Offshore, Inc., a Delaware corporation, ("ARO") and MAP II, L.L.C., a Kentucky limited liability company ("CONSULTANT"). ARO and Consultant may be referred to herein as collectively, the "PARTIES" or individually as a "PARTY".

                                    RECITALS:

      A. As a condition to closing the transactions between ARO and Blue Dolphin Exploration Company pursuant to that certain Investment Agreement dated effective as of July, 1999, (the "INVESTMENT AGREEMENT"), ARO has agreed to enter into a consulting agreement with Consultant.

      B. The Parties desire to enter into an agreement setting forth the terms and conditions under which Consultant will provide services to ARO in fulfillment of the conditions of the Investment Agreement.

      NOW, THEREFORE, for and in consideration of these premises and of the mutual covenants and agreements set out herein, the Parties agree as follows:

                                   AGREEMENTS:

      1. SERVICES AS A CONSULTANT. ARO does hereby agree to employ, and Consultant agrees to provide, the services of Consultant, such services to be performed in the capacity of a consulting representative in connection with the ongoing business of ARO. The services to be provided by Consultant to ARO pursuant to this Agreement shall include the following:

            (a) Advising and consulting with ARO from time to time as reasonably requested by ARO or its duly authorized representatives in connection with the ongoing operations and development of the business of ARO;

            (b) Advising and consulting with ARO in the preparation of filings required with the Securities and Exchange Commission;

            (c) Advising and consulting with ARO in connection with all financial reporting;

            (d) Advising and consulting with ARO in connection with the conduct of audits of ARO by ARO's auditors; and
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            (e) Make available, from time to time and with reasonable notice, the services of Rick Avare, David Stetson, Ralph Curry and Karen Underwood in connection with the consulting services provided for in (a)-(d) above. Notwithstanding the foregoing, if any of the above referenced individuals
      (i) terminates his or her employment with consultant or (ii) dies or becomes incapacitated rendering such individual unable to perform the services, this Agreement shall not be terminated and the compensation provided for in paragraph 4 below shall not be reduced by ARO so long as the services can be and are performed by any one of the individuals specified.

      2. NO MANAGEMENT RESPONSIBILITY. Consultant assumes no responsibility under this Agreement other than to render the consulting services provided for herein in good faith. This Agreement does not delegate to Consultant any management responsibility or decision-making powers with respect to ARO.

      3. TERM. This Agreement shall commence upon the closing of the transactions contemplated by the Investment Agreement and shall continue until February 28, 2001 (the "TERM OF EMPLOYMENT") unless sooner terminated pursuant to the provisions of this Agreement.

      4. COMPENSATION. ARO shall pay to Consultant during the term of this Agreement a fee of $35,000 per month for services rendered pursuant to this Agreement by Consultant. In the event the term of this Agreement commences after the first day of any month, the compensation to be paid to Consultant for the partial month shall be proportionately reduced. Consultant shall not participate in any group health, accident and life insurance plans, or any pension or other benefit plan sponsored by ARO. In performing the consulting services, Consultant shall not be required to incur any out-of-pocket expenses unless ARO has agreed to reimburse Consultant for each out-of-pocket expense.

      5. NON-EXCLUSIVE SERVICES. Consultant and ARO agree that the services provided hereunder are not being provided on a "full time" basis and that, during the term of this Agreement, Consultant shall be free to do any work, perform any services, or serve as a consultant for a third party unless such activity would cause or be a conflict of interest with ARO.

      6. CONFIDENTIALITY. Consultant recognizes that during the term of this Agreement, Consultant may have access to confidential and proprietary information and trade secrets of ARO. Consultant agrees that he will not divulge, distribute or disseminate any such information to any third party during the term of this Agreement or for any period thereafter.

      7. PERSONAL SERVICES CONTRACT. Consultant acknowledges and agrees that this Agreement is a personal services contract and may not be assigned by Consultant.

      8. TERMINATION. This Agreement may be terminated prior to the end of the Term of Employment as follows:

            (a) By the Parties upon the mutual written consent of both Parties;

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            (b) By ARO if Consultant (i) breaches any covenant, term or condition contained in this Agreement (ii) commits an act of theft, fraud or dishonesty against ARO or (iii) fails or refuses to perform the services to be provided by Consultant pursuant to this Agreement;

            (c) By Consultant if ARO breaches any covenant, term or condition of this Agreement; and

            (d) Pursuant to the terms of paragraph 4 above.

      If this Agreement is terminated pursuant to (a), (b) or (c) above, any obligations of ARO to pay consulting fees to Consultant as provided herein, shall terminate effective as of the date of termination of this Agreement, said fees to be prorated through the date of termination. If Consultant terminates this Agreement pursuant (c) above, Consultant shall be entitled to the fees that would be due to Consultant during the remainder of the term of this Agreement, if, and only if, the breach of this Agreement by ARO which has occurred giving rise to Consultant's termination pursuant to (c) above is the non-payment of fees or expenses to which Consultant is entitled and such breach has continued for a period of ninety (90) consecutive days.

      9.    MISCELLANEOUS.

            9.1 INDEPENDENT CONTRACTOR. Nothing contained in this Agreement shall be construed to as a partnership agreement and Consultant shall not be deemed to be an employee or agent of ARO. Neither Party has any authority to bind the other in any respect, it being intended that Consultant is an independent contractor responsible for his own actions.

            9.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ARO AND CONSULTANT AGREE THAT IN THE EVENT OF A DISPUTE ARISING BETWEEN THE PARTIES, THE PARTIES AGREE TO SUBJECT THEMSELVES TO THE JURISDICTION OF THE DISTRICT COURTS OF HARRIS COUNTY, TEXAS, AND THE FEDERAL DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION.

            9.3 MODIFICATIONS. No provision of this Agreement may be changed or modified, except by written agreement signed by the Parties.

            9.4 LEGAL COMPLIANCE. Consultant agrees to abide by all applicable laws and regulations, both state and federal, in the performance of his duties pursuant to this Agreement.

            9.5 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the Parties in connection with the subject matter hereof and supersedes all previous verbal or written agreements.

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            9.6 NOTICES. Any notice required or permitted to be given under this
Agreement shall be in writing and shall be considered to have been given if sent by certified mail to Consultant at:

                  MAP II, L.L.C.
                  1532 Lakewood Drive
                  Lexington, Kentucky 40502

and to ARO at:

                  American Resources Offshore, Inc.
                  c/o Blue Dolphin Services, Inc.
                  801 Travis, Suite 2100
                  Houston, Texas 77002
                  Attention:  John P. Atwood
                  Telecopier:  (713) 227-7626

            9.7 INVALIDITY. If any of the provisions of this Agreement shall be held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provisions and to this end, the provisions of this Agreement are intended to be and shall be deemed severable.

            9.8 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.




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                                                              SIGNATURE PAGE FOR
                                                            CONSULTING AGREEMENT

      IN WITNESS THEREOF, this Agreement has been executed as of the date first written above.


                                    AMERICAN RESOURCES OFFSHORE, INC.



                                    By:       /s/ DAVID STETSON
                                    Printed Name: David Stetson
                                    Title: V.P. & General Counsel



                                    MAP II, L.L.C.


                                    By:       /s/ RICK G. AVARE
                                    Printed Name: Rick G. Avare
                                    Title: Administrative Member


      The undersigned hereby executes this Agreement for the sole purpose of guaranteeing the payments to be made by ARO to Consultant as provided in paragraph 4.

                                    BLUE DOLPHIN EXPLORATION COMPANY



                                    /s/ JOHN P. ATWOOD
                                    John P. Atwood, Vice President
                                    Finance & Corporate Development
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                                   MAP II, LLC
                          3141 BEAUMONT CENTRE CIRCLE
                                   SUITE 203
                              LEXINGTON, KY 40513

                                  606-514-7425
                               606-514-7428 (FAX)

                                December 2, 1999

AMERICAN RESOURCES OFFSHORE, INC.
Attn:John P. Atwood, Vice President and Secretary
801 Travis
Suite 2100
Houston, Tx 77002

Dear Mr. Atwood:

      The purpose of this letter is to establish the commencement date of the CONSULTING AGREEMENT between American Resources Offshore, Inc. and MAP II, LLC. As set forth in Section 3 of the CONSULTING AGREEMENT, the commencement date is the same date as the closing of the transactions comtemplated by the INVESTMENT AGREEMENT, which is December 2, 1999. By joint agreement, the Parties establish the commencement date as December 15, 1999, and that the compensation set forth in Section 4 will be $17,500 for the month of December, 1999. The compensation will be $35,000 for the remainder of the term ending February 28, 2001.

      Please acknowledge your concurrence with the above by signing below.


                                                Sincerely,

                                                MAP II, LLC


                                                By: RICK G. AVARE
                                                    Rick G. Avare
                                                    Member


AMERICAN RESOURCES OFFSHORE, INC.


By: JOHN P. ATWOOD
    John P. Atwood
    Vice President and Secretary
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